Exhibit 99.1

FOR IMMEDIATE RELEASE

BENCHMARK REPORTS FOURTH QUARTER AND FULL YEAR 2021 RESULTS

Delivered 10% Annual Revenue Growth

Fourth quarter 2021 results:

•
Revenue of $633 million
•
Semi-Cap revenue growth of 22% quarter-over-quarter
•
Industrials revenue growth of 15% quarter-over-quarter
•
GAAP and non-GAAP gross margins of 9.8%
•
GAAP diluted EPS of $0.35 and non-GAAP diluted EPS of $0.48

Full year 2021 results:

•
Revenue of $2.3 billion
•
Semi-Cap revenue growth of 49% year-over-year
•
Industrials revenue growth of 15% year-over-year
•
GAAP and non-GAAP gross margins of 9.1%
•
Annual GAAP diluted EPS of $0.99 and non-GAAP diluted EPS of $1.35
•
Grew GAAP diluted EPS 161% and non-GAAP diluted EPS 42%

TEMPE, AZ, February 3, 2022 – Benchmark Electronics, Inc. (NYSE: BHE) today announced financial results for the fourth quarter and year ended December 31, 2021.

	Three Months Ended
	Dec 31,	Sep 30,	Dec 31,
In millions, except EPS	2021	2021	2020
Sales	$633	$572	$521
Net income(2)	$12	$8	$8
Net income – non-GAAP(1)(2)	$17	$14	$13
Diluted earnings per share(2)	$0.35	$0.23	$0.21
Diluted EPS – non-GAAP(1)(2)	$0.48	$0.39	$0.34
Operating margin(2)	2.9%	2.1%	2.3%
Operating margin – non-GAAP(1)(2)	3.8%	3.3%	3.4%

	Year Ended
	Dec 31,	Dec 31,
In millions, except EPS	2021	2020
Sales	$2,255	$2,053
Net income(3)	$36	$14
Net income – non-GAAP(1)(3)	$49	$35
Diluted EPS(3)	$0.99	$0.38
Diluted EPS – non-GAAP(1)(3)	$1.35	$0.95
Operating margin(3)	2.4%	1.2%
Operating margin – non-GAAP(1)(3)	3.0%	2.5%

(1) A reconciliation of GAAP and non-GAAP results is included below.

(2) Results for the fourth quarter ended December 31, 2021, third quarter ended September 30, 2021, and fourth quarter ended December 31, 2020 include the impact of approximately $0.8 million, $1.2 million, and $1.6 million of net COVID-19 related costs, respectively.

(3) Results for the year ended December 31, 2021 and 2020 include the impact of approximately $4.4 million and $7.1 million of net COVID-19 related costs, respectively.

“I am proud of our results for the fourth quarter where we exceeded the high end of both our revenue and earnings guidance despite navigating a difficult environment,” said Jeff Benck, Benchmark’s President and CEO. “Our 2021 results reflect the tremendous progress we have made in advancing our strategic initiatives. Consequently, we delivered year-over-year revenue growth of 10% underpinned by double digit growth in our Semi-Cap, Computing, and Industrials sectors while demonstrating the leverage in our model as we grew earnings faster than revenue for the full year.”

“As we head into 2022, we expect our momentum to continue, supported by the robust demand from our portfolio buoyed by continued strong bookings and expected new program ramps. We believe in our ability to drive high single-digit year-over-year revenue growth in 2022 and we further expect to grow earnings faster than revenue once again in 2022.”

Cash Conversion Cycle

	Dec 31,	Sep 30,	Dec 31,
	2021	2021	2020
Accounts receivable days	51	49	53
Contract asset days	22	25	25
Inventory days	82	83	63
Accounts payable days	(67)	(70)	(54)
Advance payments from customers days	(19)	(16)	(16)
Cash Conversion Cycle days	69	71	71

Fourth Quarter 2021 Industry Sector Update

Revenue and percentage of sales by industry sector (in millions) was as follows.

	Dec 31,		Sep 30,		Dec 31,
Higher-Value Markets	2021		2021		2020
Medical	$127	20%	$118	21%	$111	21%
Semi-Cap	163	26	133	23	101	20
A&D	95	15	101	18	111	21
Industrials	125	20	108	19	97	19
	$510	81%	$460	81%	$420	81%

	Dec 31,		Sep 30,		Dec 31,
Traditional Markets	2021		2021		2020
Computing	$60	9%	$57	10%	$46	9%
Telecommunications	63	10	55	9	55	10
	$123	19%	$112	19%	$101	19%
Total	$633	100%	$572	100%	$521	100%

Overall, higher-value market revenues were up 21% year-over-year from strength in the Semi-Cap, Industrials, and Medical sectors. Traditional market revenues were up 22% year-over-year from strength in both Computing and Telecommunications sectors.

First Quarter 2022 Outlook

•
Revenue between $565 - $605 million
•
Diluted GAAP earnings per share between $0.21 - $0.27
•
Diluted non-GAAP earnings per share between $0.32 - $0.38 (excluding restructuring charges and other costs and amortization of intangibles)
•
This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers. Guidance also assumes no material changes to end market conditions due to COVID.

Restructuring charges are expected to range between $3.0 million and $3.5 million in the first quarter and the amortization of intangibles is expected to be $1.6 million in the first quarter.

Fourth Quarter 2021 and FY2021 Earnings Conference Call

The Company will host a conference call to discuss the results today at 5:00 p.m. Eastern Time. The live webcast of the call and accompanying reference materials will be accessible by logging on to the Company's website at www.bench.com. A replay of the broadcast will also be available until Thursday, February 10, 2022 on the Company's website.

About Benchmark Electronics, Inc.

Benchmark provides comprehensive solutions across the entire product life cycle by leading through its innovative technology and engineering design services, leveraging its optimized global supply chain and delivering world-class manufacturing services in the following industries: commercial aerospace, defense, advanced computing, next generation telecommunications, complex industrials, medical, and semiconductor capital equipment. Benchmark's global operations include facilities in seven countries and its common shares trade on the New York Stock Exchange under the symbol BHE.

For More Information, Please Contact:

Lisa K. Weeks, Senior Vice President, Chief Strategy Officer

623-300-7052 or lisa.weeks@bench.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions or the negative or other variations thereof. In particular, statements, express or implied, concerning the estimated financial impact of the COVID-19 pandemic, the company’s outlook and guidance for first quarter 2022 results, the company’s anticipated plans and responses to the COVID-19 pandemic, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the company’s business strategy and strategic initiatives, the company’s repurchases of shares of its common stock and the company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2020, Part II, Item 1A of the company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and in any of the company’s subsequent reports filed with the Securities and Exchange Commission. In particular, these statements also depend on the duration, severity and evolution of the COVID-19 pandemic and related risks, including the emergence and severity of its variants, the availability of vaccines and potential hesitancy to utilize them, government and other third-party responses to the crisis and the consequences for the global economy, the company’s business and the businesses of its suppliers and customers. Events relating to or resulting from the COVID-19 pandemic, including the possibility of customer demand fluctuations, supply chain constraints, or the ability to utilize the company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the company’s business, financial condition, results of operations, and the company’s ability (or inability) to execute on its plans to respond to the COVID-19 pandemic. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the company as of the date of this document, and the company assumes no obligation to update.

Non-GAAP Financial Measures

Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. A detailed reconciliation between GAAP results and results excluding special items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

###

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Statements of Income

(Amounts in Thousands, Except Per Share Data)

(UNAUDITED)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Sales	$633,054	$521,250	$2,255,319	$2,053,131
Cost of sales	570,998	470,589	2,049,418	1,878,083
Gross profit	62,056	50,661	205,901	175,048
Selling, general and administrative expenses	37,731	32,380	136,700	122,195
Amortization of intangible assets	1,591	1,979	6,384	9,099
Restructuring charges and other costs	4,099	4,490	13,699	19,970
Ransomware incident related costs (recovery), net	—	(45)	(3,944)	(1,350)
Income from operations	18,635	11,857	53,062	25,134
Interest expense	(2,257)	(2,175)	(8,472)	(8,364)
Interest income	89	156	540	1,196
Other income (expense), net	(387)	(482)	277	(673)
Income before income taxes	16,080	9,356	45,407	17,293
Income tax expense	3,661	1,661	9,637	3,238
Net income	$12,419	$7,695	$35,770	$14,055
Earnings per share:
Basic	$0.35	$0.21	$1.00	$0.38
Diluted	$0.35	$0.21	$0.99	$0.38
Weighted-average number of shares used in calculating earnings per share:
Basic	35,209	36,402	35,655	36,524
Diluted	35,410	36,596	36,101	36,817

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(UNAUDITED)

(in thousands)

	December 31,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$271,749	$390,808
Restricted cash	—	5,182
Accounts receivable, net	355,883	309,331
Contract assets	155,243	142,779
Inventories	523,240	327,377
Other current assets	42,029	26,874
Total current assets	1,348,144	1,202,351
Property, plant and equipment, net	186,666	185,272
Operating lease right-of-use assets	99,158	79,966
Goodwill and other, net	269,912	276,646
Total assets	$1,903,880	$1,744,235

Liabilities and Shareholders’ Equity
Current liabilities:
Current installments of long-term debt and finance lease obligations	$985	$9,161
Accounts payable	426,555	282,208
Advance payments from customers	118,124	84,122
Accrued liabilities	108,718	105,645
Total current liabilities	654,382	481,136
Long-term debt and finance lease obligations, less current installments	129,289	131,051
Operating lease liabilities	90,878	72,120
Other long-term liabilities	55,529	70,340
Shareholders’ equity	973,802	989,588
Total liabilities and shareholders’ equity	$1,903,880	$1,744,235

Benchmark Electronics, Inc. and Subsidiaries

Condensed Consolidated Statement of Cash Flows

(in thousands)

(UNAUDITED)

	Year Ended
	December 31,
	2021	2020
Cash flows from operating activities:
Net income	$35,770	$14,055
Depreciation and amortization	44,152	48,792
Stock-based compensation expense	15,262	10,398
Accounts receivable, net	(46,967)	13,586
Contract assets	(12,464)	18,282
Inventories	(197,867)	(10,799)
Accounts payable	139,952	(15,553)
Advance payments from customers	34,002	46,612
Other changes in working capital and other, net	(14,462)	(4,935)
Net cash (used in) provided by operations	(2,622)	120,438

Cash flows from investing activities:
Additions to property, plant and equipment and software	(42,177)	(39,519)
Other investing activities, net	302	5,136
Net cash used in investing activities	(41,875)	(34,383)

Cash flows from financing activities:
Share repurchases	(40,216)	(25,220)
Net debt activity	(7,648)	(7,987)
Other financing activities, net	(26,088)	(24,319)
Net cash used in financing activities	(73,952)	(57,526)

Effect of exchange rate changes	(5,792)	3,505
Net (decrease) increase in cash and cash equivalents and restricted cash	(124,241)	32,034
Cash and cash equivalents and restricted cash at beginning of year	395,990	363,956
Cash and cash equivalents and restricted cash at end of year	$271,749	$395,990

Benchmark Electronics, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Results

(Amounts in Thousands, Except Per Share Data)

(UNAUDITED)

	Three Months Ended			Year Ended
	Dec 31,	Sep 30,	Dec 31,	Dec 31,
	2021	2021	2020	2021	2020
Income from operations (GAAP)	$18,635	$11,794	$11,857	$53,062	$25,134
Amortization of intangible assets	1,591	1,596	1,979	6,384	9,099
Restructuring charges and other costs	4,099	2,070	4,490	9,341	13,227
Impairment	—	4,358	—	4,358	6,743
Ransomware incident related costs (recovery), net	—	(500)	(45)	(3,944)	(1,350)
Customer insolvency (recovery)	(72)	(168)	(553)	(425)	(1,702)
Non-GAAP income from operations	$24,253	$19,150	$17,728	$68,776	$51,151
GAAP operating margin	2.9%	2.1%	2.3%	2.4%	1.2%
Non-GAAP operating margin	3.8%	3.3%	3.4%	3.0%	2.5%

Gross Profit (GAAP)	$62,056	$53,705	$50,661	$205,901	$175,048
Customer insolvency (recovery)	(72)	(168)	(553)	(425)	(1,702)
Non-GAAP gross profit	$61,984	$53,537	$50,108	$205,476	$173,346
GAAP gross margin	9.8%	9.4%	9.7%	9.1%	8.5%
Non-GAAP gross margin	9.8%	9.4%	9.6%	9.1%	8.4%

Selling, general and administrative expenses (GAAP)	$37,731	$34,387	$32,380	$136,700	$122,195
Non-GAAP selling, general and administrative expenses	$37,731	$34,387	$32,380	$136,700	$122,195

Net income (GAAP)	$12,419	$8,065	$7,695	$35,770	$14,055
Amortization of intangible assets	1,591	1,596	1,979	6,384	9,099
Restructuring charges and other costs	4,099	2,070	4,490	9,341	13,227
Impairment	—	4,358	—	4,358	6,743
Ransomware incident related costs (recovery), net	—	(500)	(45)	(3,944)	(1,350)
Customer insolvency (recovery)	(72)	(168)	(553)	(425)	(1,702)
Refinancing of Credit Facilities	276	—	—	276	—
Income tax adjustments(1)	(1,212)	(1,491)	(1,006)	(3,178)	(5,157)
Non-GAAP net income	$17,101	$13,930	$12,560	$48,582	$34,915

Diluted earnings per share:
Diluted (GAAP)	$0.35	$0.23	$0.21	$0.99	$0.38
Diluted (Non-GAAP)	$0.48	$0.39	$0.34	$1.35	$0.95

Weighted-average number of shares used in calculating diluted earnings per share:
Diluted (GAAP)	35,410	35,666	36,596	36,101	36,817
Diluted (Non-GAAP)	35,410	35,666	36,596	36,101	36,817

Net cash (used in) provided by operations	$(1,314)	$(41,581)	$94,823	$(2,622)	$120,438
Additions to property, plant and equipment and software	(9,740)	(13,818)	(10,417)	(42,177)	(39,519)
Free cash flow (used)	$(11,054)	$(55,399)	$84,406	$(44,799)	$80,919

(1)
This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates.